Interest in Other Entities (Details) - Schedule of balance sheet - Matomy [Member] $ in Thousands	Dec. 31, 2020 USD ($) [1]
Current assets
Cash and cash equivalents	$ 6,918
Other current assets	723
Total current assets	7,641
Current liabilities
Other current liabilities	3,191
Total current liabilities	3,191
Non-current liabilities
Other non-current liabilities	59
Total non-current liabilities	59
Net assets	$ 4,391

[1]	translated at the closing rate at the date of that balance sheet